UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) : March 7, 2005

WEATHERFORD INTERNATIONAL LTD.

(Exact name of registrant as specified in charter)

Bermuda (State of Incorporation)	1-31339 (Commission File No.)	98-0371344 (I.R.S. Employer Identification No.)

515 Post Oak Boulevard Suite 600 Houston, Texas (Address of Principal Executive Offices)	77027 (Zip Code)

Registrant’s telephone number, including area code: (713) 693-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

     On March 7, 2005, the following increases were approved to the 2005 base salaries of the following members of management: Gary L. Warren, Senior Vice President and President, Drilling Services Division—$40,000; E. Lee Colley III, Senior Vice President and President, Production Systems Division—$40,000; Lisa Rodriguez, Senior Vice President and Chief Financial Officer—$35,000; Burt M. Martin, Senior Vice President, Secretary and General Counsel—$30,000; Jon R. Nicholson, Senior Vice President, Human Resources—$30,000; Stuart E. Ferguson, Senior Vice President and Chief Technical Officer—$30,000; Keith R. Morley, Vice President, Enterprise Excellence and Chief Safety Officer—$25,000; M. David Colley, Vice President, Global Manufacturing—$25,000.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEATHERFORD INTERNATIONAL LTD.
Dated: March 11, 2005	/s/ Burt M. Martin
Burt M. Martin
Senior Vice President